SCUDDER
                                                                     INVESTMENTS



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BOND/TAX FREE
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Scudder Medium Term
Tax Free Fund





Annual Report
May 31, 2001


The fund seeks a high level of income free from regular federal income taxes and seeks to limit principal fluctuation.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      24   Financial Statements

                      27   Financial Highlights

                      29   Notes to Financial Statements

                      37   Report of Independent Accountants

                      38   Tax Information

                      39   Officers and Trustees

                      40   Investment Products and Services

                      42   Account Management Resources

Scudder Medium Term Tax Free Fund
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Class AARP                     ticker symbol SMTTX           fund number 145
Class S                        ticker symbol SCMTX           fund number 045
--------------------------------------------------------------------------------

Date of Inception:    o    Class S shares of Scudder Medium Term Tax Free Fund
4/12/83                    posted a total return of 10.07% for the fund's most
                           recent fiscal year ended May 31, 2001; the fund's
                           return outpaced the 9.97% return of similar funds as
Total Net Assets as        tracked by Lipper, Inc. over the same period.
of 5/31/01--
                      o    For the five- and ten-year periods ended May 31, the
                           fund's Class S total returns placed it in the top 30%
Class AARP:                of similar municipal bond funds. The fund's one- and
$1 million                 three-year returns were in the top 44% and 34%,
                           respectively.
Class S:
$591 million          o    As of May 31, 2001, Scudder Medium Term Tax Free
                           Fund's Class S 30-day net annualized SEC yield was
                           3.54%, equivalent to a 5.49% taxable yield for investors subject to the 35.5% federal income tax rate.

                      o Scudder Medium Term Tax Free Fund received an overall Morningstar Rating(TM) of four stars (above-average rating) out of 1,700 tax-free funds as of May 31, 2001.^1

^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of May 31, 2001. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received four stars for the three-year period, four stars for the five-year period, and four stars for the ten-year period ended May 31, 2001. The top 10% of funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1,700, 1,459, and 456 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder Medium Term Tax Free Fund's most recent fiscal year ended May 31, 2001. Class S shares of the fund posted a 10.07% total return for the period, and the fund continues to post solid competitive performance, placing in the top 30% of similar funds over the five- and ten-year periods ended May 31 according to Lipper, Inc. During the period, the fund benefited from its strong weighting in bonds with maturities from five to 15 years, and from its continued emphasis on call protected bonds.

Recent evidence indicates renewed investor interest in tax-exempt securities. In part this traces to investors who have been heavily invested in the stock market in recent years who are seeking additional portfolio stability through diversification. We are confident that investors in higher tax brackets will continue to recognize the potential value of holding some portion of their portfolios in tax-exempt securities.

Scudder Medium Term Tax Free Fund seeks to provide a high level of income exempt from regular federal income taxes and to limit principal fluctuation. It does this by investing the majority of its assets in municipal securities in the top three grades of credit quality and by limiting the maturities of the bonds it purchases to 15 years or less. Municipal bonds held in the fund's portfolio provide financing for public transportation, road and bridge construction, colleges and universities, hospitals, and other projects or entities. The fund's managers look for securities that appear to offer the best total return potential, and typically prefer those that cannot be called in before maturity. In making buy and sell decisions, the managers weigh a number of factors against each other, from economic outlooks to supply and demand within the municipal market. Please see the Portfolio Management Discussion beginning on page 9 for additional information on the fund's performance, strategy, and outlook.

Thank you for your continued investment in Scudder Medium Term Tax Free Fund. For current information on the fund or your account, visit us on the Web. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling us toll free.


Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Medium Term Tax Free Fund


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                         AARP Investment Program        Scudder Class S

           Web site:        aarp.scudder.com             myScudder.com

          Toll-free:         1-800-253-2277              1-800-SCUDDER
--------------------------------------------------------------------------------

Performance Update
--------------------------------------------------------------------------------
                                                                    May 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

    Scudder Medium Term Tax      Lehman Brothers Municipal
     Free Fund -- Class S               Bond Index*

          1991    10000                    10000
          1992    10986                    10983
          1993    12223                    12298
          1994    12631                    12601
          1995    13353                    13749
          1996    14178                    14377
          1997    15143                    15570
          1998    16306                    17032
          1999    16924                    17828
          2000    16891                    17671
          2001    18587                    19819

                           Yearly periods ended May 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                               Growth of                               Average
Period ended 5/31/2001          $10,000            Cumulative           Annual
--------------------------------------------------------------------------------
Scudder Medium Term Tax Free Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  11,007               10.07%           10.07%
--------------------------------------------------------------------------------
5 year                         $  13,110               31.10%            5.56%
--------------------------------------------------------------------------------
10 year                        $  18,587               85.87%            6.39%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                         $  11,216               12.16%           12.16%
--------------------------------------------------------------------------------
5 year                         $  13,785               37.85%            6.63%
--------------------------------------------------------------------------------
10 year                        $  19,819               98.19%            7.07%
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                                       6

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--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

Scudder Medium Term Tax Free Fund -- Class S

Lehman Brothers Municipal Bond Index*

                                   Yearly periods ended May 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)



                  1992  1993   1994   1995   1996   1997  1998   1999   2000   2001
------------------------------------------------------------------------------------
Class Total
Return (%)        9.86 11.26   3.34   7.30   4.61   6.81  7.68   3.79   -.20  10.07
------------------------------------------------------------------------------------
Index Total
Return (%)        9.83 11.97   2.47   9.11   4.57   8.29  9.39   4.67   -.88  12.16
------------------------------------------------------------------------------------
Net Asset
Value ($)        10.60 11.09  10.80  11.01  10.92  11.10 11.38  11.26  10.68  11.22
------------------------------------------------------------------------------------
Income
Dividends ($)      .65   .64    .58    .55    .53    .52   .52    .51    .52    .52
------------------------------------------------------------------------------------
Capital Gains
Distributions ($)  .01   .03    .09     --    .07    .03   .04    .04    .04     --
------------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

   On July 28, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the 10-year total return for the Class would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                    May 31, 2001

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                         Diversification remains
                                                           an important strategy
    State General Obligation/                             for the fund, allowing
    Lease                       17%                     us to spread risk over a
    Core Cities/Lease           15%                     large number of sectors,
    Electric Utility Revenue    10%                              maturities, and
    School District/Lease        9%                            geographic areas.
    Other General Obligation/
    Lease                        8%
    Sales/Special Tax            7%
    Hospital/Health Revenue      7%
    Water and Sewer Revenue      6%
    Miscellaneous Municipal     21%
------------------------------------
                               100%
------------------------------------






--------------------------------------------------------------------------------
Quality
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

                                                               Overall portfolio
    AAA                         65%                        quality remains high,
    AA                          14%                             with over 75% of
    A                           16%                       portfolio assets rated
    BBB                          4%                                   AAA or AA.
    Not Rated                    1%
------------------------------------
                               100%
------------------------------------
    Weighted average quality: AA



--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                          During the period, the
                                                             fund maintained its
    Less than 1 year             1%                       cautious stance on the
    1 < 5 years                 38%                       market with respect to
    5 < 10 years                45%                          interest rate risk.
    10 < 15 years               16%
------------------------------------
                               100%
------------------------------------
    Weighted average effective
    maturity: 6.19 years


For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                    May 31, 2001


                     Dear Shareholders,

                     Five interest rate reductions by the Federal Reserve Board between January and May 2001 sparked a rally by short- and intermediate-term municipal securities during Scudder Medium Term Tax Free Fund's most recent fiscal year. Class S shares of the fund posted a 10.07% total return over the fund's most recent fiscal year ended May 31, 2001. The fund also placed in the top 30% of similar municipal bond funds for total return performance over the five- and ten-year periods ended May 31, according to Lipper, Inc. The fund's Class S 12-month return outpaced the 9.97% average return of its 117 peers as defined by Lipper.

                     As of May 31, 2001, Scudder Medium Term Tax Free Fund received a four-star (above-average) rating from Morningstar (see page 3 for additional information). Please turn to the Performance Update on page 5 for more information on the fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                     Market Environment

                     By the close of 2000, most economic releases confirmed that U.S. economic growth had slowed considerably. Declines in stock market averages, higher unemployment, sliding retail sales, and slumping corporate earnings prompted the Federal Reserve Board (the Fed) to cut interest rates five times during the period from January 3 to May 15. The magnitude of the cuts in such a short

--------------------------------------------------------------------------------
Solid Competitive Performance
(Average annual returns for periods ended May 31, 2001)
--------------------------------------------------------------------------------

               Scudder          Lipper
             Medium Term       Average
            Tax Free Fund       Annual                  Number of    Percentile
Period          Return          Return    Rank        Funds Tracked   Ranking
--------------------------------------------------------------------------------
1 Year          10.07%           9.97%     51    of       117         Top 44%

3 Years          4.46%           4.15%     37    of       111         Top 34%

5 Years          5.56%           5.27%     28    of        98         Top 29%

10 Years         6.39%           5.97%      4    of        24         Top 16%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Past performance does not guarantee future results. Performance pertains to Class S shares.

                     period was unprecedented, and arose from the Fed's concern that the pace of the late 2000 economic slowdown could lead to a recession (i.e., two consecutive quarters of a decline in U.S. GDP, or Gross Domestic Product, a measure of the value of all goods and services produced during those quarters).

                     Treasury securities -- which typically react faster than other fixed income securities to changes in the interest rate environment -- began a rally in advance of the Fed's moves. The municipal bond market waited until the first cuts took place, then staged its own rally. Over the 12-month period ended May 31, yields of 10-year municipal bonds declined more than 88 basis points and their prices increased 6.81%. By contrast, yields of 10-year Treasury bonds declined 89 basis points and their prices increased 6.59% during the period. During the first five months of 2001, municipal bond yield declines (and resulting bond price increases) were partially offset by a 41% increase in the supply of tax-free bonds compared with the first five months of 2000, due to increases in bond issuance and bond refundings (where state agencies and municipalities essentially refinance and reissue bonds at a lower interest rate).

                     Portfolio Strategy

                     Over the 12-month period ended May 31, we positioned the majority of Scudder Medium Term Tax Free Fund's holdings in the five- to 15-year bond maturity range. Because that portion of the municipal bond yield curve (see glossary on page 13) strongly benefited from interest rate reductions during the period, the fund performed well.

                     Two other elements of our longer-term strategy remained the same during the period:

                     o Focus on premium "cushion" bonds (high yielding bonds trading at a premium to face value that can be "called" (redeemed) prior to maturity). We believe that the extra yield provided by cushion bonds adequately

--------------------------------------------------------------------------------


                         compensates the fund for the call feature in the current environment.

                     o Emphasize call protection. Within our call protection strategy, the fund regularly holds a significant percentage of bonds in its portfolio that cannot be redeemed by the issuer before the bond's maturity date. (Bond issuers with call provisions on a bond often redeem a bond early if interest rates decline.) Holding a significant number of call-protected bonds helps the fund provide a steadier stream of income that is less subject to fluctuations in interest rates.

                     In addition, the fund has maintained a cautious stance on the market with respect to interest rate risk. One way of assessing the fund's level of risk (and therefore its level of price sensitivity to changes in interest rates) is through the measurement of "duration." As of May 31, 2001, the fund's average duration was 5.1 years. Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates. Therefore, the price of a municipal bond fund with a duration that is shorter than that of a similar fund will tend to decline less when interest rates rise.

                     Diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of May 31, the fund held securities issued in 36 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page 7 provides more information about the fund's holdings, including quality, maturity, and sector representation.

                     Outlook

                     The Federal Reserve's recent policy of attempting to stave off recession through interest rate cuts has been aggressive, and the Fed will likely continue to pursue it as needed. We believe the policy will be effective, and should benefit municipal bonds. Because yields of intermediate-maturity municipal bonds have already come down substantially, we think that the most attractive opportunities over the coming months will come from extending the fund's average maturity slightly to continue to benefit from yield declines in intermediate-term bonds. We will also explore purchasing select investment-grade (rated BBB or higher) tax-exempt bonds in California (the fund is underweighted there), where the ongoing power crisis has depressed the prices of most California municipal bonds, often to disproportionately cheap levels. We believe Scudder Medium Term Tax Free Fund remains an attractive investment for those seeking a high level of income free from federal income taxes.

                    Sincerely,

                    Your Portfolio Management Team

                    /s/ Ashton P. Goodfield             /s/ Philip G. Condon

                    Ashton P. Goodfield                 Philip G. Condon

--------------------------------------------------------------------------------

                    Scudder Medium Term Tax Free Fund:
                    A Team Approach to Investing

                    Scudder Medium Term Tax Free Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                    Lead Portfolio Manager Ashton P. Goodfield, who joined the Advisor in 1986, assumed responsibility for the fund's day-to-day management and overall investment strategies in 1994. Ms. Goodfield has been a portfolio manager for the Advisor since 1990.

                    Portfolio Manager Philip G. Condon joined the team in 1998 and joined the Advisor in 1983. Mr. Condon has 23 years of experience in municipal investing and portfolio management.

Glossary of Investment Terms
--------------------------------------------------------------------------------

                Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

     Diversification  The spreading of risk by investing in several asset categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

            Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

           Municipal An interest-bearing debt security issued by a state or Bond local government entity.

             Taxable The level of yield a fully taxable instrument would have Equivalent to provide to equal that of a tax-free municipal bond on
               Yield  an after-tax basis.

    30-Day SEC Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

         Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.




(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                          as of May 31, 2001
--------------------------------------------------------------------------------

                                                                       Principal
                                                                       Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.2%
-----------------------------------------------------------------------------------------------
 Alaska
 Valdez, AK, Marine Terminal Revenue, Exxon Pipeline,
    Project C, Daily Demand Note, 3.05%, 12/1/2033**                                  ---------
    (Cost $1,290,000) .............................................     1,290,000     1,290,000
                                                                                      ---------
-----------------------------------------------------------------------------------------------
Long-Term Municipal Investments 99.8%
-----------------------------------------------------------------------------------------------
 Alaska 5.0%
 North Slope Borough, AK, General Obligation:
    Series 1992 A, Zero Coupon, 6/30/2002 (b) .....................     3,275,000     3,165,353
    Series 1994 B, Zero Coupon, 6/30/2004 .........................    19,500,000    17,336,865
    Series 1995 A, Zero Coupon, 6/30/2006 (b) .....................    11,150,000     9,003,960
 Arizona 4.5%
 Arizona Health Facilities Authority, Phoenix Baptist
    Hospital and Medical Center, Series 1992, ETM, 6.1%,
    9/1/2003* (b) .................................................     2,000,000     2,123,720
 Arizona School Facilities Board Revenue, 5.5%,
    7/1/2014 (d) ..................................................     3,750,000     3,980,813
 Arizona State Transportation Board Highway Revenue,
    Series 1993 A, 6%, 7/1/2008 ...................................     6,000,000     6,661,380
 Maricopa County, AZ, Unified School District No. 41:
    Capital Appreciation Bond:
      Series 1993, Zero Coupon, 1/1/2004 (b) ......................     6,000,000     5,456,460
      Series 1994, Zero Coupon, 7/1/2006 (b) ......................     7,605,000     6,184,234
    Gilbert School, Series 1994, Zero Coupon,
      1/1/2006 (b) ................................................     2,925,000     2,427,428
 Arkansas 0.5%
 Rogers, AR, Sales and Use Tax Revenue, Series 1996:
    5%, 11/1/2015 .................................................       255,000       258,805
    5.35%, 11/1/2011 ..............................................     2,500,000     2,569,950
 California 1.7%
 Foothill Eastern Transportation Corridor Agency, CA,
    Toll Road Revenue:
      Series 1995 A, Step-up Coupon, ETM, 0% to
        1/1/2005, 7.05% to 1/1/2009* ..............................     7,275,000     6,811,437
      Series 1995 A, Zero Coupon, ETM, 1/1/2005* ..................     1,000,000       875,500
 Long Beach, CA, Aquarium of the Pacific Project,
    Series 1995 A, 5.75%, 7/1/2005 ................................     1,300,000     1,396,278
 Sacramento, CA, Cogeneration Authority, Procter &
    Gamble Project, Series 1995, 7%, 7/1/2004 .....................     1,000,000     1,074,300


    The accompanying notes are an integral part of the financial statements.




                                       15


                                                                       Principal
                                                                       Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------
 Colorado 1.3%
 Colorado Housing Finance Authority, Single Family
    Mortgage Revenue, Series D, 6.125%, 11/1/2023 .................     7,440,000     7,960,354
 Connecticut 1.6%
 Bristol, CT, Resource Recovery, Ogden Martin System,
    Series 1995, 6.125%, 7/1/2003 .................................     6,755,000     6,932,116
 Connecticut State Health & Educational Facilities
    Authority, Windham Community Memorial Hospital,
    Series 1996 C, 5.75%, 7/1/2011 ................................     3,100,000     2,866,074
 District of Columbia 5.2%
 District of Columbia, Certificate of Participation,
    Series 1993, 6.875%, 1/1/2003 .................................       950,000       974,292
 District of Columbia, General Obligation:
    Series 1989 B, Zero Coupon, 6/1/2001 (b) ......................     7,100,000     7,100,000
    Series 1992 A, ETM, 5.8%, 6/1/2004* (b) .......................     4,020,000     4,282,908
    Series 1993 A, 5.8%, 6/1/2004 (b) .............................     2,930,000     3,113,916
    Series 1993 A, 5.875%, 6/1/2005 (b) ...........................     1,860,000     2,002,550
    Series 1993 A, ETM, 5.875%, 6/1/2005* (b) .....................     1,790,000     1,935,939
    Series 1993 B, 5.3%, 6/1/2005 (b) .............................     6,000,000     6,337,440
 District of Columbia Redevelopment Land Agency,
    Revenue, Series 1996, 5.625%, 11/1/2010 .......................       995,000     1,002,254
 District of Columbia Water and Sewer Authority,
    Public Utility Revenue, Series 1998, 6%, 10/1/2013 ............     3,630,000     4,055,000
 Georgia 3.5%
 Atlanta, GA, Water & Sewer Revenue, Series 1997,
    5.45%, Prerefunded 1/1/2007, 1/1/2017 (b) (c) .................     2,000,000     2,167,620
 Forsyth County, GA, School District, Series 1999,
    6%, 2/1/2014 ..................................................     1,000,000     1,106,100
 State of Georgia, General Obligation:
    Series 1992 A, 6.25%, 3/1/2006 ................................     5,000,000     5,533,200
    Series 1999 B, 6.75%, 9/1/2010 ................................     5,370,000     6,335,687
    Series 2000 D, 5.75%, 10/1/2013 ...............................     5,000,000     5,441,900
 Hawaii 1.2%
 State of Hawaii, General Obligation, Series 1993 C,
    4.75%, 11/1/2008 ..............................................     7,050,000     7,310,568
 Illinois 12.3%
 Chicago, IL, General Obligation, City Colleges,
    Series 1999, Zero Coupon, 1/1/2014 (b) ........................    11,570,000     6,034,796
 Chicago, IL, Series 1996 A, Zero Coupon, 1/1/2016 (b) ............     1,100,000       664,400
 Chicago, IL, Water Revenue, Series 1997, Zero
    Coupon, 11/1/2011 (b) .........................................     5,000,000     3,022,800
 Hoffman Estates, IL, Tax Increment Revenue:
      Series 1991, Zero Coupon, 5/15/2004 .........................     2,450,000     2,171,166
      Series 1991, Zero Coupon, 5/15/2006 .........................     8,500,000     6,807,905



    The accompanying notes are an integral part of the financial statements.



                                       16



                                                                       Principal
                                                                       Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------
 Illinois Development Finance Authority Revenue,
    Commonwealth Edison Co., Series 1994, 5.3%,
    1/15/2004 (b) .................................................     7,500,000     7,813,125
 Illinois Educational Facilities Authority Revenue,
    Loyola University, Series 1991 A,  ETM,
    Zero Coupon, 7/1/2002* (b) ....................................     2,130,000     2,059,114
 Illinois State Toll Highway Authority, Series 1998 A,
    5.5%, 1/1/2013 ................................................     2,200,000     2,346,608
 Kendall, Kane and Will Counties, IL, School District
    #308, Series 1991, Zero Coupon, 3/1/2003 (b) ..................     1,345,000     1,265,040
 Metropolitan Pier & Exposition Authority of Illinois:
    Series 1992, Zero Coupon, 6/15/2004 (b) .......................    10,500,000     9,356,655
    Series 1996 A, Zero Coupon, 12/15/2011 (b) ....................    11,075,000     6,656,075
 Rosemont, IL:
    Series 1990 B, Zero Coupon, 12/1/2002 (b) .....................     2,785,000     2,651,487
    Series 1993 A, Zero Coupon, 12/1/2013 (b) .....................     3,865,000     2,046,981
    Series 1993 A, Zero Coupon, 12/1/2014 (b) .....................     4,000,000     1,989,720
 State of Illinois, General Obligation:
    Series 1994, 4.6%, 12/1/2005 ..................................     5,000,000     5,171,350
    Series 2000, 5.75%, 6/1/2011 (b) ..............................     7,000,000     7,628,180
    Series 2000, 6%, 1/1/2012 (b) .................................     3,305,000     3,698,295
 University of Illinois, University Revenue, Series 1993,
    Zero Coupon, 10/1/2008 (b) ....................................     2,390,000     1,718,362
 Indiana 3.5%
 Indianapolis, IN, Local Improvements:
    Series 1992 B, 6%, 1/10/2013 ..................................     3,000,000     3,322,740
    Series 1992 D, 6.75%, 2/1/2014 ................................     8,000,000     9,330,880
 Indianapolis, IN, Resource Recovery Revenue,
    Ogden Martin Systems Inc. Project, Series 1996,
    6.75%, 12/1/2007 (b) ..........................................     6,000,000     6,820,440
 Madison County, IN, Hospital Authority, Holy Cross
    Health System, Series 1991, 6.7%, Prerefunded
    12/1/2001,12/1/2002 (b) (c) ...................................     1,385,000     1,438,918
 Iowa 1.2%
 Iowa Certificate of Participation, Series 1992 A,
    6.25%, 7/1/2002 (b) ...........................................     5,000,000     5,175,850
 Iowa Finance Authority, Hospital Facilities Revenue,
    6.5%, 2/15/2007 ...............................................     2,000,000     2,165,180
 Kansas 1.4%
 Johnson County, KS , Unified School District #231,
    Series A, 5.25%, 10/1/2014 ....................................     2,220,000     2,314,061
 Kansas City, KS, Utility System Revenue:
    Series 1991, ETM, Zero Coupon, 3/1/2003* (b) ..................     3,850,000     3,625,160
    Series 1991, Zero Coupon, 3/1/2003 (b) ........................     2,750,000     2,588,740



    The accompanying notes are an integral part of the financial statements.




                                       17


                                                                       Principal
                                                                       Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------
 Kentucky 0.4%
 Kentucky State Property and Buildings Commission
    Revenue, Project #68, Series 2000, 5.75%, 10/1/2012 ...........     2,000,000     2,173,580
 Louisiana 1.8%
 Jefferson Parish, LA, School Board Sales & Use Tax
    Revenue, ETM, Series 1986 A, 7.35%, 2/1/2003* .................     5,055,000     5,370,078
 Orleans, LA, Levee District, Series 1986, 5.95%,
    11/1/2014 .....................................................     1,685,000     1,809,774
 Regional Transportation Authority, LA, Sales Tax Revenue,
    Series 1998 A, 7.95%, 12/1/2013 (b) ...........................     2,815,000     3,630,477
 Massachusetts 3.4%
 Massachusetts Bay Transportation Authority Revenue,
    Series 2000 A, 5.75%, 7/1/2015 ................................     1,000,000     1,065,820
 Massachusetts General Obligation:
    Series 1992 A, 6.4%, 8/1/2003 .................................     1,000,000     1,055,990
    Series 1992 B, 6.375%, 8/1/2002 ...............................     2,150,000     2,237,871
    Series 2000 B, 5.75%, 6/1/2009 ................................     8,340,000     9,171,998
 Massachusetts Housing Finance Agency, Series 1992 C,
    6.25%, 11/15/2002 .............................................     3,420,000     3,565,145
 Massachusetts Industrial Finance Agency, North
    Andover Solid Waste, Series 1993 A, 6.15%, 7/1/2002 ...........     3,250,000     3,305,413
 Michigan 3.6%
 Detroit, MI, General Obligation:
    Series 1999 B, 5.875%, 4/1/2013 (b) ...........................     2,410,000     2,631,334
    Series 1999 B, 5.875%, 4/1/2014 (b) ...........................     2,555,000     2,772,277
 Hartland, MI, Consolidated School District, 5.375%,
    5/1/2014 ......................................................     3,295,000     3,436,356
 Michigan Municipal Bond Authority, Local
    Government Loan Program, Series 1999, Zero
    Coupon, 6/15/2006 .............................................     4,750,000     3,858,140
 Michigan State Hospital Finance Authority, Series 1999 A,
    6%, 5/15/2014 (b) .............................................     3,000,000     3,238,680
 Romulus Township, MI, School District, Series 1992-II,
    Zero Coupon, Prerefunded 5/1/2007, 5/1/2022 (b) (c) ...........    12,400,000     3,533,628
 Walled Lake, MI, Consolidated School District,
    Series 2000, 5.75%, 5/1/2013 ..................................     2,000,000     2,161,280
 Minnesota 0.6%
 State of Minnesota, General Obligation, Series 2000,
    5.5%, 6/1/2008 ................................................     3,000,000     3,254,280
 Mississippi 0.5%
 Rankin County, MS, School District, 5.25%,
    2/1/2015 (b) ..................................................     2,845,000     2,956,097



    The accompanying notes are an integral part of the financial statements.




                                       18


                                                                       Principal
                                                                       Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------
 Nebraska 0.3%
 Omaha, NE, Series A, 6.5%, 12/1/2013 .............................     1,500,000     1,760,055
 Nevada 2.2%
 Clark County, NV, School District, General Obligation:
    Series 1997 B, 6.5%, 6/15/2007 (b) ............................     7,000,000     7,868,630
    Series 1999, 5.25%, 6/15/2013 .................................     5,000,000     5,136,750
 New Hampshire 0.2%
 New Hampshire Higher Education and Health Authority
    Revenue, Series 1997 A, 5.75%, 8/1/2011 .......................     1,300,000     1,185,704
 New Jersey 1.0%
 New Jersey State Highway Authority, Garden State
    Parkway General Revenue, 5.5%, 1/1/2014 (b) (d) ...............     2,630,000     2,798,793
 New Jersey State Transportation Corp., Federal
    Transportation Administration Grants, Series 2000 B,
    5.75%, 9/15/2013 (b) ..........................................     2,760,000     2,989,936
 New York 13.9%
 Metropolitan Transportation Authority of New York,
    Transit Facilities Revenue, Series 1993 O, 5.75%,
    7/1/2007 ......................................................     1,975,000     2,168,293
 Nassau County, NY, General Obligation, Series E, 7%,
    3/1/2004 ......................................................     1,000,000     1,077,710
 New York City, NY, General Obligation:
    Series 1992 B, 6.4%, 10/1/2002 ................................     3,300,000     3,443,847
    Series 1992 B, 6.6%, Prerefunded 10/1/2002,
      10/1/2003 (c) ...............................................     9,995,000    10,618,888
    Series 1992 C-1, 6.3%, 8/1/2003 (b) ...........................        50,000        52,514
    Series 1994 A, 7%, 8/1/2004 ...................................     7,650,000     8,422,574
    Series 1995 B, 6.75%, 8/15/2003 ...............................    13,000,000    13,958,620
    Series 1995 B, 7.25%, 8/15/2007 ...............................     2,900,000     3,388,882
    Series 1995 D, 6.5%, 2/15/2005 ................................     1,315,000     1,438,689
    Series 1995 E, 6.6%, 8/1/2004 .................................     2,500,000     2,726,725
    Series 1996 A, 6.75%, 8/1/2004 ................................     1,500,000     1,642,710
    Series 1996 A, 7%, 8/1/2006 ...................................     2,000,000     2,279,920
    Series 1996 G, 6.75%, 2/1/2009 ................................     5,000,000     5,762,500
    Series 1996 I, 6.5%, 3/15/2005 ................................     1,575,000     1,726,247
    Series 1997 I, 6.25%, 4/15/2006 ...............................     1,000,000     1,103,070
 New York State Dormitory Authority:
    City University System, Consolidated Revenue Lease,
      Series 1993 A, 5.5%, 7/1/2003 ...............................     8,000,000     8,366,960
    College and University Pooled Capital Program,
      Series 1985, 7.8%, 12/1/2005 (b) ............................       110,000       113,000




    The accompanying notes are an integral part of the financial statements.



                                       19


                                                                       Principal
                                                                       Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------
 New York State Medical Care Facilities, Finance
    Agency Revenue, Mount Sinai Hospital, Series
    1992 C, 5.95%, 8/15/2009 ......................................     4,510,000     4,691,979
 New York State Thruway Authority:
    Service Contract Revenue, 5.5%, 4/1/2011 (b) ..................     2,500,000     2,719,225
    Special Obligation, Series 1991 A, Zero Coupon,
      1/1/2002 ....................................................     3,155,000     3,099,504
 New York State Urban Development Corporation Revenue,
    Onondaga County Convention Center Project, Series
    1995, 6%, 1/1/2005 ............................................     1,535,000     1,650,539
 State University Educational Facilities Revenue:
    Series 1995 A, 6.5%, 5/15/2004 ................................     1,000,000     1,083,080
    Series 2000 B, 5.75%, 5/15/2013 ...............................     1,400,000     1,524,754
 North Carolina 1.0%
 North Carolina Municipal Power Agency #1, Catawba
    Electric Revenue, Series 1992, 7.25%, 1/1/2007 (b) ............     5,000,000     5,762,500
 Ohio 2.1%
 Franklin County, OH, Health Care Facilities Revenue,
    Ohio Presbyterian Series:
      Series 1997, 5.15%, 7/1/2007 ................................     1,000,000       955,880
      Series 1997, 5.4%, 7/1/2010 .................................     1,000,000       934,470
 Hamilton County, OH, Health System Revenue,
    Franciscan Sisters of the Poor, Providence Hospital,
    Series 1992, 6.375%, Prerefunded 7/1/2002,
    7/1/2004 (c) ..................................................     4,495,000     4,739,708
 Ohio State Water Development Authority, Pollution
    Control Facilities Revenue, Series 2000:
      5.5%, 12/1/2006 .............................................     3,055,000     3,301,936
      5.5%, 6/1/2007 ..............................................     2,500,000     2,697,600
 Oregon 1.0%
 Multnomah County, OR, School District #7, Reynolds,
    5.625%, 6/15/2013 .............................................     1,645,000     1,759,508
 Oregon State, Department of Administrative Services,
    Lottery Revenue, Series 1999, 5.75%, 4/1/2013 .................     4,000,000     4,296,000
 Pennsylvania 3.2%
 Armstrong County, PA, Hospital Authority, St. Frances
    Medical Center, Series 1992 A, 6.2%, 6/1/2003 (b) .............     3,090,000     3,262,360
 Delaware County, PA, General Obligation, 5.125%,
    10/1/2014 .....................................................     4,200,000     4,282,446
 Montgomery County, PA, Redevelopment Authority,
    Multi Family Housing Revenue, KBF Associates LP
    Project, Series 1993 A, 6%, 7/1/2004 ..........................     1,705,000     1,731,189
 Philadelphia, PA, School District, Series 1999 C,
    5.875%, 3/1/2013 (b) ..........................................     1,000,000     1,086,780




    The accompanying notes are an integral part of the financial statements.




                                       20

                                                                       Principal
                                                                       Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------
 Scranton-Lackawanna, PA, Health and Welfare Authority,
    Series 1998, 5.5%, 7/1/2008 (b) ...............................     2,725,000     2,933,953
 State of Pennsylvania, First Series, 6%, 1/15/2013 ...............     5,000,000     5,525,200
 South Carolina 0.6%
 South Carolina Jobs-Economic Development Authority,
    Franciscan Sisters of the Poor, St. Francis Hospital,
    Series 1992, 6.375%, 7/1/2004 .................................     3,420,000     3,672,396
 Tennessee 1.8%
 Johnson City, TN, Health and Educational, Medical
    Center Hospital, Series 1998, 5.5%, 7/1/2013 (b) ..............     3,305,000     3,548,083
 Metropolitan Government of Nashville and Davidson
    County, TN, Electric Revenue, Series B, 5.5%,
    5/15/2014 .....................................................     3,535,000     3,798,110
 Nashville and Davidson Counties, TN, Water and
    Sewer Revenue, Series 1998 B, 5.25%, 1/1/2013 (b) .............     3,310,000     3,475,599
 Texas 12.1%
 Austin, TX, Combined Utility System Revenue,
    Series 1992, Zero Coupon, 11/15/2009 (b) ......................     6,775,000     4,589,317
 Austin, TX, Utilities Systems Revenue, Series 1996, 6.5%,
    11/15/2007 (b) ................................................     6,000,000     6,800,280
 Austin, TX, Water and Wastewater System Revenue,
    Series 2000, 5.75%, 5/15/2014 (b) .............................     2,800,000     2,982,280
 Brownsville, TX, Utility System Revenue, 6.25%,
    9/1/2014 (b) ..................................................     6,500,000     7,391,602
 Denison, TX, Hospital Authority, Texoma Medical
    Center Inc. Project, Series 1997, 6.125%,
    8/15/2012 .....................................................     1,000,000       927,570
 Harris County, TX, Toll Road Revenue, Series 1994 A,
    Zero Coupon, 8/15/2006 (b) ....................................     3,915,000     3,151,692
 Houston, TX, Water Conveyance System Contract,
    Series 1993 J, 6.25%, 12/15/2013 (b) ..........................     2,500,000     2,834,700
 Lower Colorado River Authority, TX, 5.875%,
    5/15/2014 .....................................................     2,500,000     2,692,200
 North East Independent School District, TX, Series 2000,
    6%, 2/1/2015 ..................................................     4,575,000     4,948,366
 Plano, TX, Independent School District, 5.25%,
    2/15/2014 .....................................................     4,625,000     4,750,291
 Richardson, TX, Hospital Authority, Richardson
    Medical Center:
    Series 1993, 6.5%, 12/1/2012 ..................................     1,415,000     1,422,641
    Series 1993, 6.5%, Prerefunded 12/1/2003,
      12/1/2012 (c) ...............................................       890,000       971,052
 Texas Department of Housing & Community Affairs,
    Single-Family Mortgage Revenue, Series 1996 B-2,
    5.5%, 3/1/2011 (b) ............................................        69,000        69,399



    The accompanying notes are an integral part of the financial statements.




                                       21


                                                                       Principal
                                                                       Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------
 Texas Municipal Power Agency:
    Series 1989, Zero Coupon, 9/1/2007 (b) ........................     8,385,000     6,391,969
    Series 1993, Zero Coupon, 9/1/2014 (b) ........................     1,800,000       908,208
 Texas Public Finance Authority, Series 1990, Zero
    Coupon, 2/1/2009 (b) ..........................................     5,860,000     4,116,416
 Texas Water Development Board Revenue:
    Series 1999 B, 5.75%, 7/15/2013 ...............................     3,000,000     3,215,520
    Series 1999 B, 5.75%, 7/15/2014 ...............................     3,555,000     3,789,666
    Series 2000 A, 5.625%, 7/15/2013 ..............................     2,290,000     2,444,667
 Travis County, TX, Health Services, Series 1999 A:
    5.75%, 11/15/2007 (b) .........................................     2,000,000     2,156,660
    6.25%, 11/15/2013 (b) .........................................     5,000,000     5,483,050
 Utah 2.0%
 Intermountain Power Agency, UT, Power Supply Revenue:
    Series 1996 B, 6.25%, 7/1/2006 (b) ............................     2,940,000     3,275,660
    Series 1996 B, 6.25%, ETM, 7/1/2006* (b) ......................     5,060,000     5,682,228
 Salt Lake County, UT, Water Conservation District,
    Series 1992 A, Zero Coupon, 10/1/2003 (b) .....................     3,200,000     2,947,424
 Virgin Islands 0.4%
 Virgin Islands, Water and Public Finance Authority, Series
    1998, 5.25%, 7/1/2009 .........................................     2,000,000     2,058,960
 Washington 2.6%
 Douglas County, WA, School District #206,
    Eastmont, 5.75%, 12/1/2013 (b) ................................     1,500,000     1,611,510
 Washington Public Power Supply System:
    Nuclear Project #2:
      Series 1993 A, 5.8%, 7/1/2007 ...............................     2,120,000     2,298,801
      Series 1994 A, 5.25%, 7/1/2008 ..............................     3,000,000     3,121,140
    Nuclear Project #3:
      Series 1989 B, 7.15%, 7/1/2001 ..............................     1,310,000     1,314,415
      Series 1989 B, Zero Coupon, 7/1/2004 (b) ....................     8,000,000     7,112,560
 West Virginia 0.5%
 South Charleston, WV, Pollution Control Revenue,
    Union Carbide, Series 1985, 7.625%, 8/1/2005 ..................     2,000,000     2,192,480
 Wayne County, WV, River Terminal Revenue, Atlantic
    Richfield Company Project, Series 1981, ETM, 11.75%,
    12/1/2001* ....................................................       495,000       516,646
 Wisconsin 1.7%
 State of Wisconsin, General Obligation, Series 2000 D,
    5.75%, 5/1/2015 ...............................................     4,000,000     4,269,200



    The accompanying notes are an integral part of the financial statements.




                                       22


                                                                       Principal
                                                                       Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------
 Wisconsin Health & Educational Facilities Authority:
    Mercy Health System Corporation:
      Series 1995, 6%, 8/15/2005 (b) ..............................     1,400,000     1,512,644
      Series 1995, 6.125%, 8/15/2006 (b) ..........................     1,480,000     1,621,636
      Series 1995, 6.25%, 8/15/2007 (b) ...........................     1,000,000     1,109,220
    Wheaton Franciscan Hospital, Series 1993, 5.8%,
      8/15/2004 (b) ...............................................     1,675,000     1,781,915
-----------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $562,464,942)                           593,924,448
-----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $563,754,942) (a)                        595,214,448
-----------------------------------------------------------------------------------------------

* ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

** Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

(a) The cost for federal income tax purposes was $563,754,942. At May 31, 2001, net unrealized appreciation based on tax cost for all securities was $31,459,506. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,264,013 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $804,507.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) When-issued or forward delivery securities (see Note A in Notes to Financial Statements).


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2001
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $563,754,942) ......................   $ 595,214,448
Cash .........................................................................         753,312
Receivable for investments sold ..............................................         301,083
Interest receivable ..........................................................       7,880,171
Receivable for Fund shares sold ..............................................       1,074,356
                                                                                 -------------
Total assets .................................................................     605,223,370

Liabilities
----------------------------------------------------------------------------------------------
Payable for when-issued and forward delivery securities ......................       6,798,735
Payable for investments purchased ............................................       3,459,993
Dividends payable ............................................................         590,316
Payable for Fund shares redeemed .............................................       1,193,143
Accrued management fee .......................................................         300,785
Accrued Trustees' fees and expenses ..........................................          10,219
Other accrued expenses and payables ..........................................         110,102
                                                                                 -------------
Total liabilities ............................................................      12,463,293
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 592,760,077
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................      31,459,506
Accumulated net realized gain (loss) .........................................      (2,906,608)
Paid-in capital ..............................................................     564,207,179
----------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 592,760,077
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Class AARP

NetAsset Value, offering and redemption price per share ($1,272,374 / 113,393
   outstanding shares of beneficial interest, $.01 par value, unlimited number   -------------
   of shares authorized) .....................................................   $       11.22
                                                                                 -------------

Class S

NetAsset Value, offering and redemption price per share ($591,487,703 /
   52,732,923 outstanding shares of beneficial interest, $.01 par value,         -------------
   unlimited number of shares authorized) ....................................   $       11.22
                                                                                 -------------


    The accompanying notes are an integral part of the financial statements.


                                       24



----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2001
----------------------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------------------
Income:
Interest .....................................................................   $  31,785,427
                                                                                 -------------
Expenses:
Management fee ...............................................................       3,432,660
Administrative fee ...........................................................         750,662
Services to shareholders .....................................................          77,871
Custodian and accounting fees ................................................          26,948
Auditing .....................................................................          17,697
Legal ........................................................................           8,278
Trustees' fees and expenses ..................................................          27,230
Reports to shareholders ......................................................          19,012
Registration fees ............................................................           9,625
Other ........................................................................          22,136
                                                                                 -------------
Total expenses, before expense reductions ....................................       4,392,119
Expense reductions ...........................................................         (11,226)
                                                                                 -------------
Total expenses, after expense reductions .....................................       4,380,893
----------------------------------------------------------------------------------------------
Net investment income                                                               27,404,534
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------
Net realized gain (loss) from investments ....................................       1,638,057
Net unrealized appreciation (depreciation) during the period on
   investments                                                                      26,274,760
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          27,912,817
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  55,317,351
----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets


                                                           Years Ended May 31,
Increase (Decrease) in Net Assets                         2001             2000
-------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  27,404,534    $  27,527,541
Net realized gain (loss) on investment transactions       1,638,057       (3,831,129)
Net unrealized appreciation (depreciation) on
   investment transactions during the period.......      26,274,760      (26,236,547)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations.................................      55,317,351       (2,540,135)
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................         (12,258)            --
                                                      -------------    -------------
  Class S .........................................     (27,418,254)     (27,527,541)
                                                      -------------    -------------
Net realized gains:
  Class AARP ......................................            --               --
                                                      -------------    -------------
  Class S .........................................            --         (1,872,606)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     102,980,523       79,862,278
Net assets acquired in tax-free reorganization ....      65,783,156             --
Reinvestment of distributions .....................      17,788,754       19,937,265
Cost of shares redeemed ...........................    (143,554,322)    (189,254,436)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions..............................      42,998,111      (89,454,893)
                                                      -------------    -------------
Increase (decrease) in net assets .................      70,884,950     (121,395,175)
Net assets at beginning of period .................     521,875,127      643,270,302
Net assets at end of period (including
   undistributed net investment income of $152,270    -------------    -------------
   at May 31, 2001) ...............................   $ 592,760,077    $ 521,875,127
                                                      -------------    -------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

------------------------------------------------------------------------------
Class AARP                                                             2001(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.93
------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------
  Net investment income                                                    .34
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       .29
------------------------------------------------------------------------------
  Total from investment operations                                         .63
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                                   (.34)
------------------------------------------------------------------------------
Net asset value, end of period                                          $11.22
------------------------------------------------------------------------------
Total Return (%)                                                          5.84**
------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       1
------------------------------------------------------------------------------
Ratio of expenses (%)                                                      .73*
------------------------------------------------------------------------------
Ratio of net investment income (%)                                        4.64*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 21
------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Class S (a)



------------------------------------------------------------------------------------
                                     2001(b)  2000(b) 1999(c) 1998(d) 1997(d)1996(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period $10.68   $11.26   $11.48  $11.41  $11.15 $11.26
------------------------------------------------------------------------------------
Income (loss) from investment
operations:
------------------------------------------------------------------------------------
  Net investment income                 .52      .52      .21     .52     .52    .53
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     .54     (.54)    (.21)    .11     .31   (.09)
------------------------------------------------------------------------------------
  Total from investment operations     1.06     (.02)      --     .63     .83    .44
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                (.52)    (.52)    (.21)   (.52)   (.52)  (.53)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           --     (.04)    (.01)   (.04)   (.05)  (.02)
------------------------------------------------------------------------------------
  Total distributions                  (.52)    (.56)    (.22)   (.56)   (.57)  (.55)
------------------------------------------------------------------------------------
Net asset value, end of period       $11.22   $10.68   $11.26  $11.48  $11.41 $11.15
------------------------------------------------------------------------------------
Total Return (%)                      10.07     (.20)    (.02)** 5.58    7.69   4.02
------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                            591      522      643     678     657    651
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          .73      .74(e)   .72*    .72     .74    .72
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          .73      .73(e)   .72*    .72     .74    .72
------------------------------------------------------------------------------------
Ratio of net investment income (%)     4.67     4.77     4.49*   4.51    4.67   4.75
------------------------------------------------------------------------------------
Portfolio turnover rate (%)              21       21       13*     11      13     14
------------------------------------------------------------------------------------

(a) On July 28, 2000 existing shares of the Fund were redesignated as Class S.

(b) For the year ended May 31.

(c) For the five months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from December 31 to May 31.

(d) For the year ended December 31.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .72% and .72%, respectively.

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Medium Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On July 28, 2000, existing shares of the Fund were redesignated as Class S shares. Effective October 2, 2000, the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase

--------------------------------------------------------------------------------


a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $2,889,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2008, the expiration date.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

B. Purchases and Sales of Securities

During the year ended May 31, 2001, purchases and sales of municipal securities (excluding short-term investments) aggregated $123,285,448 and $137,233,979, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., has initiated a restructuring program. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective July 31, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objective, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

Effective July 31, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.50% of the next $500,000,000 of such net assets and 0.475% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended May 31, 2001, the fee pursuant to the Agreement and the Management Agreement amounted to $3,432,660, which was equivalent to an annual effective rate of 0.59% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

Administrative Fee. Effective July 31, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets of each class, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period July 31, 2000 through May 31, 2001, Administrative Fees were as follows.

                                                                     Unpaid at
Administrative Fees                           Total Aggregated      May 31, 2001
--------------------------------------------------------------------------------
Class AARP................................       $ 750,263        $  75,839
Class S...................................             399              163
                                                 -----------      -----------
                                                 $ 750,662        $  76,002
                                                 -----------      -----------

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended May 31, 2001, the amount charged to the Fund by SSC aggregated $52,113, all of which is paid at May 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended May 31, 2001, the amount charged to the Fund by SFAC aggregated $15,293, all of which is paid at May 31, 2001.

Effective July 31, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and

--------------------------------------------------------------------------------


committee meetings. For the year ended May 31, 2001, Trustees' fees and expenses aggregated $27,230.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2001, the Fund's custodian fees were reduced by $11,226. For the period June 1, 2000 to July 31, 2000, there were no transfer agent credits.

Effective July 31, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the

--------------------------------------------------------------------------------

consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

G. Acquisition of Assets

On July 28, 2000, the Fund acquired all the net assets of Scudder Limited Term Tax Free Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 6,018,589 Class S shares of the Fund for 5,588,737 shares of Scudder Limited Term Tax Free Fund outstanding on July 28, 2000. Scudder Limited Term Tax Free Fund's net assets at that date ($65,783,156), including $1,136,149 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $533,571,024. The combined net assets of the Fund immediately following the acquisition were $599,354,180.

--------------------------------------------------------------------------------


H. Share Transactions


The following table summarizes shares and dollar activity in the Fund:




                              Year Ended                        Year Ended
                             May 31, 2001                      May 31, 2000
                   ------------------------------------------------------------------
                         Shares           Dollars          Shares           Dollars

Shares sold
-------------------------------------------------------------------------------------
Class AARP*......         120,315   $    1,356,215               --   $           --
Class S**........       9,157,340      101,624,308        7,343,425       79,862,278
                                    --------------                    --------------
                                    $  102,980,523                    $   79,862,278
                                    --------------                    --------------

Shares issued in tax-free reorganization
-------------------------------------------------------------------------------------
Class S**........       6,018,589   $   65,783,156               --   $           --

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP*......             903   $       10,137               --   $           --
Class S**........       1,603,831       17,778,617        1,833,310       19,937,265
                                    --------------                    --------------
                                    $   17,788,754                    $   19,937,265
                                    --------------                    --------------
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP*......          (7,825)   $     (88,172)               --   $           --
Class S**........     (12,926,863)    (143,466,150)     (17,403,612)    (189,254,436)
                                    --------------                    --------------
                                    $ (143,554,322)                    $(189,254,436)
                                    --------------                    --------------
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP*......         113,393   $    1,278,180               --   $           --
Class S**........       3,852,897       41,719,931       (8,226,877)     (89,454,893)
                                    --------------                    --------------
                                    $   42,998,111                    $  (89,454,893)
                                    --------------                    --------------



* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

** On July 28, 2000, existing shares of the Fund were redesignated as Class S shares.

I. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to accrete market discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of market discount accretion that would have been recognized had market discount accretion been in effect from the

--------------------------------------------------------------------------------


purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

J. Subsequent Event (Unaudited)

On June 8, 2001, the Fund acquired all the net assets of Kemper Intermediate Municipal Bond Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 1,294,292 Class A shares, 407,864 Class B shares and 97,562 Class C shares of the Fund, respectively, for 1,430,620 Class A shares, 450,913 Class B shares and 107,839 Class C shares of Kemper Intermediate Municipal Bond Fund, respectively, outstanding on June 8, 2001. Kemper Intermediate Municipal Bond Fund's net assets at that date ($20,264,507), including $905,896 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $593,892,547. The combined net assets of the Fund immediately following the acquisition were $614,157,054.

Report of Independent Accountants
--------------------------------------------------------------------------------


                     To the Trustees of Scudder Tax Free Trust and the Shareholders of Scudder Medium Term Tax Free Fund:

                     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Medium Term Tax Free Fund (the "Fund") at May 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

                     Boston, Massachusetts            PricewaterhouseCoopers LLP
                     July 10, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------


                     Of the dividends paid from net investment income for the taxable year ended May 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

                     Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Philip G. Condon*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Ashton P. Goodfield*
   o  Vice President

 James E. Masur*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund*
   Prime Reserve Shares                       Scudder Small Company Value Fund*
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund*
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund*           Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund*           Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.*
  Scudder Pathway Series
   Conservative Portfolio                   Industry Sector Funds
   Moderate Portfolio                         Scudder Health Care Fund
   Growth Portfolio                           Scudder Technology Innovation Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




* Class S shares only




                                       40


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------



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About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments